UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2011
Farmers National Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 533-3341
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On September 12, 2011, Farmers National Banc Corp. (the “Company”) announced that the Company’s common shares will begin trading on the NASDAQ Capital Market effective with the opening of trading on September 15, 2011 under the symbol “FMNB.” A press release regarding this announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated September 12, 2011 (filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.
By:	/s/ John S. Gulas
John S. Gulas
President and Chief Executive Officer
Date: September 12, 2011